Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D, including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date: May 3, 2017

MUSTANG HOLDCO II LLC

By: /s/ James C. Neary

Name: James C. Neary

Title: President

Warburg Pincus Private Equity (Lexington) XI – A, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

WP (Lexington) Holdings II, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

Warburg Pincus Xi (Lexington) Partners – A, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

Warburg Pincus XI (E&P) Partners – B, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

WP Mustang Co-Invest LLC

By: Warburg Pincus (E&P) XI, L.P., its managing member

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

WP Mustang Co-Invest-B L.P.

By: Warburg Pincus (Bermuda) XI, Ltd., its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorised Signatory

WP Mustang Co-Invest-C L.P.

By: Warburg Pincus (Bermuda) XI, Ltd., its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorised Signatory

WARBURG PINCUS (E&P) XI, L.P.

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

Warburg Pincus (E&P) XI LLC

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

WARBURG PINCUS PARTNERS (E&P) XI LLC

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

Warburg Pincus Partners II (US), L.P.

By: Warburg Pincus & Company US, LLC, its general partner

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorized Signatory

Warburg Pincus & Company US, LLC

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Attorney-in-Fact*

Warburg Pincus (Bermuda) XI, Ltd.

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorised Signatory

Warburg Pincus Partners II (Cayman), L.P.

By: Warburg Pincus (Bermuda) Private Equity GP

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorised Signatory

* The Power of Attorney given by Warburg Pincus & Company US, LLC was filed as Exhibit 99.2 to the Original Schedule 13D.

warburg pincus (bermuda) Private Equity GP LTD.

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Authorised Signatory

Warburg Pincus LLC

By: /s/ Robert B. Knauss

Name: Robert B. Knauss

Title: Attorney-in-Fact**

CHARLES R. KAYE

By: /s/ Charles R. Kaye

Name: Charles R. Kaye

By: Robert B. Knauss, Attorney-in-Fact***

JOSEPH P. LANDY

By: /s/ Joseph P. Landy

Name: Joseph P. Landy

By: Robert B. Knauss, Attorney-in-Fact***

** The Power of Attorney given by Warburg Pincus LLC was filed as Exhibit 99.3 to the Original Schedule 13D.

*** The Powers of Attorney given by each of Mr. Kaye and Mr. Landy were filed as Exhibit 99.2 and 99.3 to the Original Schedule 13D.